SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): October 4, 2002


                                        EPLUS INC.
                   -----------------------------------------------------
                  (Exact name of registrant as specified in its charter)

          Delaware                     000-28926               54-1817218
          --------------               --------------          --------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
              -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)









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Item 5.    Other Events

On October 4, 2002, ePlus inc. (the "Company") announced by press release that its board of directors authorized a plan to repurchase up to 3,000,000 shares of the Company's outstanding common stock, par value $0.01 per share, over a period of time ending no later than October 3, 2003, and limited to a cumulative purchase amount of $7,500,000. Subject to availability, these purchases may be made from time to time in the open market or otherwise at prices that the Company deems appropriate. The press release is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibits      Description

     99.1 Press Release dated October 4, 2002 regarding announcement of stock repurchase program.









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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ePlus inc.


                                   By: /s/ Steven J. Mencarini
                                       ----------------------------------------
                                       Steven J. Mencarini
Date: October 4, 2002                  Chief Financial Officer










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                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1 Press Release dated October 4, 2002 regarding announcement of stock repurchase program.












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